UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 4, 2008 (February 29, 2008)

Tredegar Corporation
(Exact name of registrant as specified in its charter)

Virginia	1-10258	54-1497771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 330-1000

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On February 29, 2008, Tredegar Corporation (the “Corporation”), as borrower, and certain of its domestic subsidiaries that from time to time become parties thereto (the “Subsidiaries”), as guarantors, entered into the First Amendment to Credit Agreement (the “Amendment”) with Wachovia Bank, National Association, as administrative agent on behalf of the lenders, under the Corporation’s $300,000,000, revolving, unsecured credit facility (the “Credit Agreement”) maturing December 15, 2010. The Credit Agreement was included as Exhibit 10.16 to the Corporation’s Current Report on Form 8-K which was filed on December 20, 2005, and is incorporated herein by reference. Capitalized terms that are used but not defined in this Form 8-K shall have the meanings ascribed to such terms as set forth in the Credit Agreement.

The Amendment (i) changes the requirement for Minimum Consolidated Stockholders’ Equity from $382 million to $315 million as of September 30, 2007, (ii) changes the definition of Permitted Investments from 15% of Consolidated Stockholders’ Equity to a fixed $75 million basket, (iii) resets Permitted Investments to exclude any past investments and (iv) permits the Corporation to dissolve or dispose of Subsidiaries (excluding Significant Subsidiaries) without prior notification to Wachovia as Agent.

This description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.18 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is included in Item 1.01 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.18

First Amendment to Credit Agreement dated as of February 29, 2008 among Tredegar Corporation, as borrower, the domestic subsidiaries of Tredegar as may from time to time become parties thereto, as guarantors, and Wachovia Bank, National Association, as administrative agent on behalf of the Lenders under the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: March 4, 2008	By:	/s/ D. Andrew Edwards
D. Andrew Edwards
Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.18

First Amendment to Credit Agreement dated as of February 29, 2008 among Tredegar Corporation, as borrower, the domestic subsidiaries of Tredegar as may from time to time become parties thereto, as guarantors, and Wachovia Bank, National Association, as administrative agent on behalf of the Lenders under the Credit Agreement

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